Exhibit 10.3

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (the “Third Amendment”) is dated as of November 21, 2012 and is made by and among ARCH COAL, INC., a Delaware corporation (the “Borrower”), each of the GUARANTORS, the REVOLVER LENDERS, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the revolver administrative agent for the Revolver Lenders under this Agreement (hereinafter referred to in such capacity as the “Revolver Administrative Agent”).  Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Agreement (defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Revolver Administrative Agent, the Revolver Lenders, the Term Loan Administrative Agent, and the Term Loan Lenders are party to that certain Amended and Restated Credit Agreement dated as of June 14, 2011, as amended by that certain First Amendment to the Amended and Restated Credit Agreement dated as of May 16, 2012, as amended by that certain Second Amendment to the Amended and Restated Credit Agreement dated as November 21, 2012 (as the same may be further amended, restated, waived, supplemented or modified, the “Agreement”);

WHEREAS, The Borrower, the Guarantors, the Revolver Required Lenders and the Revolver Administrative Agent desire to amend certain financial covenants contained in the Agreement, subject to the terms and conditions hereof;

WHEREAS, Pursuant to Section 11.1A of the Agreement, such amendments to such financial covenants require only the consent of the Borrower and the Required Revolver Lenders;

NOW, THEREFORE, the parties hereto, and in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.                                      Amendments to Agreement.

(a)                                 Maximum Leverage Ratio.  Section 8.2.10 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended and restated and replaced in its entirety with the following:

“8.2.10 Maximum Leverage Ratio.

  The Borrower agrees for the benefit of the Revolver Administrative Agent and the Revolver Lenders that it shall not permit the Leverage Ratio calculated as of the end of each fiscal quarter, to exceed the ratio set forth below for the periods specified below as at the end of each such fiscal quarter:

Period	Ratio

December 31, 2015 through March 30, 2016	4.75 to 1.00
Thereafter	4.50 to 1.00”

(b)                                 Maximum Senior Secured Leverage Ratio.  Section 8.2.11 [Maximum Senior Secured Leverage Ratio] of the Credit Agreement is hereby amended and restated and replaced in its entirety with the following:

“8.2.11        Maximum Senior Secured Leverage Ratio.

The Borrower agrees for the benefit of the Revolver Administrative Agent and the Revolver Lenders that it shall not permit the Senior Secured Leverage Ratio calculated as of the end of each fiscal quarter, to exceed the ratio set forth below for the periods specified below as at the end of each such fiscal quarter:

Period	Ratio

From December 31, 2012 through December 31, 2013	3.50 to 1.00
From January 1, 2014 through December 31, 2014	3.00 to 1.00
Thereafter	2.25 to 1.00”

(c)                                  Minimum Interest Coverage Ratio.  Section 8.2.12 [Minimum Interest Coverage Ratio] of the Credit Agreement is hereby amended and restated and replaced in its entirety with the following:

“8.2.12        Minimum Interest Coverage Ratio.

Commencing on December 31, 2015 and for each fiscal quarter thereafter, the Borrower agrees for the benefit of the Revolver Administrative Agent and the Revolver Lenders that it shall not permit the Interest Coverage Ratio calculated as of the end of such fiscal quarter to be less than 2.25 to 1.00 as at the end of each such fiscal quarter.”

(d)                                 Minimum Liquidity.  Section 8.2.21 [Minimum EBITDA] of the Credit Agreement is hereby amended and restated and replaced in its entirety with the following:

“8.2.21        Minimum Liquidity.

The Borrower agrees for the benefit of the Revolver Administrative Agent and the

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Revolver Lenders that through December 30, 2015, it shall not permit Liquidity to be less than $450,000,000 at any time.  For purposes of this Section 8.2.21, Liquidity shall mean the sum of (i) the liquid assets of the Borrower and its Subsidiaries (excluding Special Subsidiaries) and (ii) without duplication, the Appropriate Percentage of each Special Subsidiary’s liquid assets, at any time in the form of (a) unrestricted cash, cash equivalents and Permitted Investments, (b) withdrawable funds from brokerage accounts, (c) unused availability under the Permitted Receivables Financing, plus (d) Availability.”

(e)                                  Part 1 of Schedule 1.1(B) - [Commitments of Lenders and Addresses for Notices] of the Agreement is hereby amended in its entirety and replaced with the document set forth on Annex A hereto.

(f)                                   Exhibit 8.3.3 - [Quarterly Compliance Certificate] of the Agreement is hereby amended in its entirety and replaced with the document set forth on Annex B hereto.

2.                                      Conditions to Effectiveness.

This Third Amendment shall be binding, effective and enforceable upon the date (the “Effective Date”) upon each of the following conditions being satisfied to the satisfaction of the Revolver Administrative Agent:

(a)                                 Receipt of Required Revolver Lender Consent.  The Revolver Administrative Agent shall have received the written consent of the Revolver Required Lenders to enter into the Third Amendment on their behalf.

(b)                                 Additional Term Loans.  The Borrower, the Term Loan Administrative Agent, and the additional Term Loan Lenders shall have, substantially simultaneously with the effectiveness of this Third Amendment, joined the Agreement via a lender joinder, in form and substance satisfactory to the Administrative Agents, and the Term Loan Lenders shall have, substantially simultaneously with the effectiveness of this Third Amendment, issued additional Term Loans to the Borrower, in an aggregate amount equal to up to $250,000,000 and the Borrower shall simultaneously reduce the Revolving Credit Commitments on a dollar by dollar basis equal to the amount of such Term Loan increase.

(c)                                  Confirmation of Guaranty.  Each of the Guarantors by execution of this Third Amendment hereby confirms that they have read and understand the Third Amendment.  In order to induce the Revolver Lenders, the Revolver Administrative Agent and the other agents to enter into the Third Amendment, each of the Guarantors:  (i) consents to the Third Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Third Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Third Amendment and the transactions

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contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Agreement or any other such Loan Document.

(d)                                 Officer’s Certificate.  The representations and warranties of the Loan Parties contained in Section 6 of the Agreement including as amended by the modifications and additional representations and warranties of this Third Amendment, and of each Loan Party in each of the other Loan Documents shall be true and accurate on and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist or would immediately result from the occurrence of the Third Amendment Effective Date, and there has been no Material Adverse Change since December 31, 2011; and there shall be delivered to the Revolver Administrative Agent for the benefit of each Revolver Lender a certificate of the Borrower dated as of the Effective Date and signed by a Authorized Officer of each of the Loan Parties to each such effect.

(e)                                  Secretary’s Certificate.  There shall be delivered to the Revolver Administrative Agent for the benefit of each Revolver Lender a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

(i)                                     all action taken by each Loan Party in connection with this Third Amendment and the other Loan Documents;

(ii)                                  the names of the officer or officers authorized to sign this Third Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Third Amendment and the true signatures of such officers, on which the Revolver Administrative Agent and each Revolver Lender may conclusively rely; and

(iii)                               copies of its organizational documents as in effect on the Third Amendment Effective Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Revolver Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded.

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(f)                                   Opinions of Counsel.  There shall be delivered to the Revolver Administrative Agent for the benefit of each Revolver Lender a written opinion of counsel for the Loan Parties, dated the Effective Date, and in form and substance satisfactory to the Revolver Administrative Agent and its counsel as to such matters with respect to the transactions contemplated herein as the Revolver Administrative Agent may reasonably request.

(g)                                  Consents and Approvals.  No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Third Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(h)                                 No Defaults.  No default shall have occurred with respect to any note or credit agreement governing existing indebtedness of any Loan Party as a result of any of the transactions contemplated herein.

(i)                                     Fees.  The Borrowers shall have paid to the Revolver Administrative Agent for itself and for the account of the applicable Revolver Lenders (i) all fees as required hereunder, including a fee to each Revolver Lender that consented to this Third Amendment in writing on or before 12:00pm on November 21, 2012, equal to twenty-five (25) basis points of such Revolver Lender’s Revolving Credit Commitment as set forth on the amended Schedule 1.1(B) of this Third Amendment, (ii) all other fees, costs and expenses payable to the Revolver Administrative Agent or any applicable Revolver Lenders or for which the Revolver Administrative Agent or any applicable Revolver Lender is entitled to be reimbursed, including but not limited to the fees and expenses of the Revolver Administrative Agent’s legal counsels.

3.                                      Affirmation of Borrower and Parent.

Each Loan Party hereby affirms its Obligations under the Agreement and under each of the other Loan Documents to which each is a party and each hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Agreement and the other Loan Documents.

4.                                      Force and Effect.

Except as otherwise expressly modified by this Third Amendment, the Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

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5.                                      Counterparts.

This Third Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

6.                                      Severability.

If any term of this Third Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Third Amendment or any other application of such term shall in no way be affected thereby.

7.                                      Entire Agreement.

This Third Amendment sets forth the entire agreement and understanding of the parties with respect to the Third Amendment contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the Third Amendment.  No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Third Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

8.                                      Governing Law.

This Third Amendment shall be deemed to be a contract under the Law of the State of New York without regard to its conflict of laws principles that would require the application of any other Law.

9.                                      Effective Date.

This Third Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of satisfaction of all conditions set forth in Section 2 hereof, and from and after such date this Third Amendment shall be binding upon the Borrower, each Lender and the Administrative Agents, and their respective successors and assigns permitted by the Agreement.

10.                               No Novation.

This Third Amendment amends the Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Agreement or any other Loan Document.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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[SIGNATURE PAGE TO THE AMENDMENT]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first written.

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Treasurer

ALLEGHENY LAND COMPANY
ARCH COAL SALES COMPANY, INC.
ARCH COAL TERMINAL, INC.
ARCH COAL WEST, LLC
ARCH DEVELOPMENT, LLC
ARCH ENERGY RESOURCES, LLC
ARCH RECLAMATION SERVICES, INC.
ARK LAND COMPANY
ARK LAND KH, INC.
ARK LAND WR, INC.
ARK LAND LT, INC.
ASHLAND TERMINAL, INC.
BRONCO MINING COMPANY, INC.
CATENARY COAL HOLDINGS, INC.
COAL-MAC, INC.
COALQUEST DEVELOPMENT LLC
CUMBERLAND RIVER COAL COMPANY
HAWTHORNE COAL COMPANY, INC.
HUNTER RIDGE COAL COMPANY
HUNTER RIDGE HOLDINGS, INC.
HUNTER RIDGE, INC.
ICG ADDCAR SYSTEMS, LLC
ICG BECKLEY, LLC
ICG EAST KENTUCKY, LLC

By:	/s/ James E. Florczak
Name: James E. Florczak, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE TO THE AMENDMENT]

ICG EASTERN LAND, LLC
ICG EASTERN, LLC
ICG HAZARD LAND, LLC
ICG HAZARD, LLC
ICG ILLINOIS, LLC
ICG, INC.
ICG KNOTT COUNTY, LLC
ICG, LLC
ICG NATURAL RESOURCES, LLC
ICG TYGART VALLEY, LLC
INTERNATIONAL COAL GROUP, INC.
JACOBS RANCH COAL LLC
JACOBS RANCH HOLDINGS I LLC
JACOBS RANCH HOLDINGS II LLC
JULIANA MINING COMPANY, INC.
KING KNOB COAL CO., INC.
LONE MOUNTAIN PROCESSING, INC.
MARINE COAL SALES COMPANY
MELROSE COAL COMPANY, INC.
MINGO LOGAN COAL COMPANY
MOUNTAIN GEM LAND, INC.
MOUNTAIN MINING, INC.
MOUNTAINEER LAND COMPANY
OTTER CREEK COAL, LLC
PATRIOT MINING COMPANY, INC.
POWELL MOUNTAIN ENERGY, LLC
PRAIRIE HOLDINGS, INC.
SHELBY RUN MINING COMPANY, LLC
SIMBA GROUP, INC.
UPSHUR PROPERTY, INC.
VINDEX ENERGY CORPORATION
WESTERN ENERGY RESOURCES, INC.
WHITE WOLF ENERGY, INC.
WOLF RUN MINING COMPANY

By:	/s/ James E. Florczak
Name: James E. Florczak, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE TO THE AMENDMENT]

ARCH WESTERN ACQUISITION CORPORATION
ARCH WESTERN ACQUISITION, LLC,
ARCH WESTERN BITUMINOUS GROUP, LLC
ARCH WESTERN FINANCE, LLC
ARCH WESTERN RESOURCES, LLC
ARCH OF WYOMING, LLC
CANYON FUEL COMPANY, LLC
MOUNTAIN COAL COMPANY, L.L.C.
THUNDER BASIN COAL COMPANY, L.L.C.
TRITON COAL COMPANY, LLC

By:	/s/ James E. Florczak
Name: James E. Florczak, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor

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[SIGNATURE PAGE TO THE AMENDMENT]

PNC BANK, NATIONAL ASSOCIATION, in its capacity as Revolver Administrative Agent and on behalf of the Required Revolver Lenders

By:	/s/ Richard C. Munsick
Name: Richard C. Munsick
Title: Senior Vice President

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ANNEX A

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Revolving Credit Facility - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Commitment	Ratable Share

Name: PNC Bank, National Association Address: Three PNC Plaza - P3-P3PP04-4 225 Fifth Avenue Pittsburgh, PA 15222 Attention: Richard Munsick Telephone: (412) 762-4299 Telecopy: (412) 705-3232	$18,375,000	5.250000000%

Name: Morgan Stanley Bank, N.A. Address: 1300 Thames Street Thames Street Wharf - 4th Floor Baltimore, MD 21231 Attention: Edward Henley Telephone: (443) 627-4326 Telecopy: (212) 404-9645	$18,375,000	5.250000000%

Name: Bank of America, N.A. Address: 540 W. Madison - IL4-540-23-09 Chicago, IL 60661 Attention: Adam Fey Telephone: 312-828-1462 Telecopy:	$12,250,000	3.500000000%

Name: Citicorp North America, Inc. Address: 388 Greenwich Street - 32nd Floor New York, NY 10013 Attention: Thomas W. NG Telephone: (212) 816-9311 Telecopy:	$16,625,000	4.750000000%

Lender	Commitment	Ratable Share

Name: The Royal Bank of Scotland plc Address: 600 Travis Street Houston, TX 77002 Attention: David Slye Telephone: (713) 221-2407 Telecopy: ( ) -	$16,625,000	4.750000000%

Name: Bank of Montreal Address: 100 King Street West - 4th Floor Toronto, Ontario Canada M5X 1A1 Attention: Robert Wright Telephone: (416) 359-6890 Telecopy: (416) 359-7796	$15,312,500	4.375000000%

Name: Credit Agricole Corporate and Investment Bank(f/k/a Calyon New York Branch) Address: 227 W. Monroe Street, Suite 3800 Chicago, IL 60606 Attention: Mike McIntyre Telephone: (312) 220-7314 Telecopy: (312) 220-7333	$15,312,500	4.375000000%

Name: Sovereign Bank Address: 75 State Street Boston, MA 02109 Attention: Robert Lanigan Telephone: (617) 346-7348 Telecopy: (617) 747-3567	$15,312,500	4.375000000%

Name: Wells Fargo Bank, N.A. Address: 201 S. Jefferson Street - 2nd Floor Roanoke, VA 24011 Attention: Brenda Vaughan Telephone: (540) 563-7803 Telecopy: (540) 563-6320	$17,937,500	5.125000000%

2

Lender	Commitment	Ratable Share

Name: Caterpillar Financial Services Corporation Address: 2120 West End Avenue Nashville, TN 37203 Attention: Paul Owen Telephone: (615) 341-8626 Telecopy: (615) 341-8027	$14,000,000	4.000000000%

Name: CIBC Inc. Address: 595 Bay Street, 5th Floor Toronto, Ontario Canada M5G 1M6 Attention: Sue Zhang Telephone: (416) 542-4357 Telecopy: (905) 948-1934	$15,750,000	4.500000000%

Name: Natixis Address: 333 Clay Street - Suite 4340 Houston, TX 77002 Attention: Carlos Quinteros Telephone: (713) 571-6167 Telecopy: (713) 759-9495	$14,000,000	4.000000000%

Name: Union Bank, N.A. Address: 445 S. Figueroa Street - 15th Floor Los Angeles, CA 90071 Attention: Richard Reeves Telephone: (213) 236-5821 Telecopy: (213) 236-4096	$13,125,000	3.750000000%

Name: U.S. Bank National Association Address: 209 S. LaSalle St. - MK-ZL-RY40 Chicago, IL 60604 Attention: John Eyerman Telephone: (312) 325-2032 Telecopy: (312) 325-2001	$14,000,000	4.000000000%

3

Lender	Commitment	Ratable Share

Name: Compass Bank Address: 505 20th Street South Birmingham, AL 35203 Attention: Alex Morton Telephone: (205) 297-3294 Telecopy:	$12,250,000	3.500000000%

Name: Credit Suisse AG, Cayman Islands Branch Address: Eleven Madison Avenue New York, NY 10010 Attention: Judy Smith Telephone: (212) 538-2178 Telecopy: (646) 935-8215	$12,250,000	3.500000000%

Name: ING Capital LLC Address: 1325 Avenue of the Americas - 11th Floor New York, NY 10019 Attention: Remko van de Water Telephone: (646) 424-6084 Telecopy: (646) 424-7484	$12,250,000	3.500000000%

Name: Royal Bank of Canada Address: 200 Vesey Street Three World Financial Center New York, NY 10281 Attention: James Disher Telephone: (212) 428-6263 Telecopy: (212) 428-6460	$12,250,000	3.500000000%

Name: Sumitomo Mitsui Banking Corporation Address: 277 Park Avenue New York, NY 10172 Attention: Scott Marzullo Telephone: (212) 224-4166 Telecopy: (212) 224-5227	$12,250,000	3.500000000%

4

Lender	Commitment	Ratable Share

Name: Branch Banking and Trust Company Address: 200 West 2nd Street - 16th Floor Winston Salem, NC 27101 Attention: Troy Weaver Telephone: (336) 733-2735 Telecopy: (336) 733-2740	$8,750,000	2.500000000%

Name: Fifth Third Bank Address: 8000 Maryland Avenue - Suite 1400 St. Louis, MO 63105 Attention: Robert M. Sander Telephone: (314) 889-3389 Telecopy: (314) 889-3377	$8,750,000	2.500000000%

Name: Goldman Sachs Bank USA Address: 200 West Street New York, NY 10282 Attention: Lauren Day Telephone: (212) 934-3921 Telecopy: (917) 977-3966	$4,375,000	1.250000000%

Name: Mizuho Corporate Bank, Ltd. Address: 1251 Avenue of the Americas New York, NY 10020 Attention: Hilary Zhang Telephone: (212) 282-3467 Telecopy: (212) 282-4488	$8,750,000	2.500000000%

Name: Regions Bank Address: 8182 Maryland Avenue - 11th Floor St. Louis, MO 63105 Attention: John Holland Telephone: (314) 615-2379 Telecopy: (314) 615-2355	$8,750,000	2.500000000%

5

Lender	Commitment	Ratable Share

Name: The Huntington National Bank Address: 41 South High Street Columbus, OH 43215 Attention: Chad A. Lowe Telephone: (614) 480-5810 Telecopy: (877) 274-8593	$7,000,000	2.000000000%

Name: UBS Loan Finance LLC Address: 677 Washington Blvd. Stamford, CT 06901 Attention: Tina Trinkle Telephone: (203) 719-6146 Telecopy: (203) 719-3677	$4,375,000	1.250000000%

Name: Bank Leumi USA Address: 562 Fifth Avenue, 8th Floor New York, NY 10036 Attention: Joung Hee Hong Telephone: (212) 407-4469 Telecopy: (212) 407-4317	$3,500,000	1.000000000%

Name: Commerce Bank, N.A. Address: 8000 Forsyth Blvd., 2nd Floor - CLEX 2 St. Louis, MO 63105 Attention: Douglas P. Best Telephone: (314) 746-3228 Telecopy: (314) 746-3783	$2,625,000	0.750000000%

Name: Credit Industriel et Commercial Address: 520 Madison Avenue - Floor 37 New York, NY 10022 Attention: Brian O’Leary Telephone: (212) 715-4422 Telecopy: (212) 715-4535	$6,125,000	1.750000000%

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Lender	Commitment	Ratable Share

Name: United Bank, Inc. Address: 500 Virginia Street Charleston, WV 25301 Attention: Tim Paxton Telephone: (304) 348-8316 Telecopy: (304) 348-8353	$2,625,000	0.750000000%

Name: UMB Bank, N.A. Address: 2 South Broadway, 7th Floor St. Louis, MO 63102 Attention: Cecil G. Wood Telephone: (314) 612-8131 Telecopy: (314) 612-8150	$2,625,000	0.750000000%

Name: First Commonwealth Bank Address: 437 Grant Street - Suite 1600 Pittsburgh, PA 15219 Attention: Stephen J. Orban Telephone: (412) 690-2212 Telecopy: (412) 690-2202	$2,625,000	0.750000000%

PT. Bank Negara Indonesia (persero) Tbk, New York Agency 1 Exchange Plaza 55 Broadway, 5th Floor New York, NY 10006 Attention: Jerry Phillips Telephone: (212) 943-4750 Ext. 301 telecopy: (212) 344-5723	$875,000	0.250000000%

Total	$350,000,000	100.00%

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ANNEX B

FORM OF

QUARTERLY COMPLIANCE CERTIFICATE

($000)

                                        , 201

PNC Bank, National Association, as Revolver Administrative Agent

One PNC Plaza

249 Fifth Avenue

Pittsburgh, PA 15222-2707

and

Bank of America, N.A., as Term Loan Administrative Agent

One Independence Center

Charlotte, NC 28255-0001

Ladies and Gentlemen:

I refer to the Amended and Restated Credit Agreement dated as of June 14, 2011, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of May 16, 2012, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 21, 2012, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 21, 2012 (as so amended, and as further amended, restated, amended and restated, refinanced, replaced, supplemented or modified from time to time, the “Agreement”) among Arch Coal, Inc. (the “Borrower”), the Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., in its capacity as administrative agent for the Lenders under the Term Loan Facility (the “Term Loan Administrative Agent”), and PNC Bank, National Association, in its capacity as administrative agent for the Lenders under the Revolving Credit Facility (the “Revolver Administrative Agent”) and PNC Bank, National Association, in its capacity as Collateral Agent.  Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings and the rules of construction set forth in Section 1.2 of the Agreement shall apply to this certificate.

I,                                             , [INSERT AS APPLICABLE:  Chief Executive Officer/President/Treasurer/Chief Financial Officer] of the Borrower, do hereby certify in my capacity as [INSERT AS APPLICABLE: Chief Executive Officer/President/Treasurer/Chief Financial Officer] as of the [INSERT AS APPLICABLE: quarter/year ended                 ,         ] (the “Report Date”), as follows (each calculation determined in accordance with GAAP):

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[INSERT AS APPLICABLE:

Report for the

Fiscal [Quarter/Year] Ending

11.                               Capital Expenditures(1).  The aggregate payments of the Borrower and its Subsidiaries on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a capitalized lease for the [INSERT AS APPLICABLE:  2012 / 2013] fiscal year ended as of the Report Date are $                              , which amount does not exceed the permitted amount for the period as set forth in Section 8.2.8 of the Agreement (see Table I below).]

Table I

Period	Amount
2012 Fiscal Year	$ 600,000
2013 Fiscal Year	$600,000 (plus, if applicable, $ which is the unused amount of the $600,000allocated for capital expenditures for the 2012 fiscal year)

12.                               Maximum Leverage Ratio(2).  The ratio of (A) Total Net Funded Debt to (B) EBITDA is              to 1.00, which ratio does not exceed the permitted ratio for the period as set forth in Section 8.2.10 of the Agreement (see Table II below), Total Net Funded Debt and EBITDA being determined as in Item (A) and Item (B) below.

Table II

Period	Ratio
December 31, 2015 through March 30, 2016	4.75 to 1.00
Thereafter	4.50 to 1.00

12.1                        Total Net Funded Debt, including, without duplication, the Appropriate Percentage of Debt of each Special Subsidiary(3), as of the end of the fiscal quarter of the Borrower ending as of the Report Date, computed as follows:

(1)  See § 8.2.8 of the Agreement.

(2)  See § 8.2.10 and the definition of “Leverage Ratio” in § 1.1 of the Agreement.

(3)  See definition of “Debt” in § 1.1 of the Agreement.  Attach a schedule for each Special Subsidiary showing the applicable Appropriate Percentage and calculation of Debt for each.

(a)	all indebtedness for borrowed money	$

(b)	all amounts raised under or liabilities in respect of any note purchase or acceptance credit facility	$

(c)

all indebtedness in respect of any other transaction having the commercial effect of a borrowing of money entered into by the Borrower or any of its Subsidiaries to finance its operations or capital requirements

$

(d)

reimbursement obligations (contingent or otherwise) under any letter of credit EXCLUDING reimbursement obligations in respect of any letter of credit issued to support any of the following: (a) performance under the Master Coal Purchase and Sale Agreement, (b) performance under any coal sales contract, (c) any mine reclamation liabilities, or (d) employee benefits, worker’s compensation or similar liabilities related to employee benefits for employees of the Borrower or any Subsidiary of the Borrower who are members of the United Mine Workers Association

$

(e)	all indebtedness and other obligations of each Securitization Subsidiary with respect of any Permitted Receivables Financing(4)	$

(f)	all indebtedness in respect of all Guaranties by the Borrower or any of its Subsidiaries of Debt of other Persons	$

(4)  See definition of “Permitted Receivables Financing” in § 1.1 of the Agreement.

(g)	the difference between actual funded indebtedness and the fair market value of funded indebtedness recorded as required by FAS 141 (as in effect on the Closing Date)	$

(h)	sum of Items (i) through (vi), minus Item (vii), equals Debt	$

(i)

aggregate amount of all cash and cash equivalents of the Borrower and its Subsidiaries as of the Report Date (other than cash and cash equivalents which secure the Permitted Secured Letter of Credit Facility as of such date)

$

(j)	Item (viii) minus Item (ix), equals Total Net Funded Debt	$

12.2                        EBITDA of the Borrower and its Subsidiaries, including, without duplication, the Appropriate Percentage of each Special Subsidiary’s EBITDA(5), as of the end of each fiscal quarter of the Borrower for the four fiscal quarters ending as of the Report Date, computed as follows:

(a)

consolidated net income (excluding the effect of non-cash compensation expenses related to common stock and other equity securities issued to employees, extraordinary gains and losses, gains or losses on discontinued operations, and equity earnings or losses of Affiliates (other than earnings or losses of the Borrower or any Subsidiary of the Borrower))

$

(b)	net interest expense	$

(c)	income tax expense	$

(d)	depreciation	$

(5)  See definition of “EBITDA” in § 1.1 of the Agreement.  Attach a schedule showing the applicable Appropriate Percentage and calculation of EBITDA for each Special Subsidiary.

(e)	depletion	$

(f)	amortization of property, plant, equipment and intangibles	$

(g)	non-cash debt extinguishment costs	$

(h)	non-cash impairment charges or asset write-offs	$

(i)	non-cash charges due to the cumulative effects of changes in account principles	$

(j)	non-recurring transaction costs expensed (in accordance with GAAP) in connection with the First Amendment in an aggregate amount not to exceed $50,000	$

(k)	cash dividends or distributions received from Affiliates (other than received from the Borrower or any Subsidiary of the Borrower)	$

(l)	sum of Items (i) through (xi) equals EBITDA	$

13.                               Maximum Senior Secured Leverage Ratio(6).  The ratio of (A) Total Net Funded Senior Secured Debt to (B) EBITDA is              to 1.00, which ratio does not exceed the permitted ratio for the period as set forth in Section 8.2.11 of the Agreement (see Table III below), Total Net Funded Senior Secured Debt and EBITDA being determined as in Item (A) and Item (B) below.

Table III

Period	Ratio
From December 31, 2012 through December 31, 2013	3.50 to 1.00
From January 1, 2014 through December 31, 2014	3.00 to 1.00
Thereafter	2.25 to 1.00

(6)  See § 8.2.11 and the definition of “Senior Secured Leverage Ratio” in § 1.1 of the Agreement.

13.1                        Total Net Funded Senior Secured Debt, including, without duplication, the Appropriate Percentage of Senior Secured Debt of each Special Subsidiary(7), as of the end of the fiscal quarter of the Borrower ending as of the Report Date, computed as follows:

(a)	all Debt in respect of Obligations under the Agreement	$

(b)	all Debt secured by Purchase Money Security Interests	$

(c)	all Debt under any capital lease	$

(d)	all other Debt which by its terms is secured by the assets of the Borrower or any of its Subsidiaries	$

(e)	sum of Items (i) through (iv) equals Senior Secured Debt	$

(f)	the aggregate amount of all cash and cash equivalents (other than cash and cash equivalents which secure the Permitted Secured Letter of Credit Facility as of such date) (from Item (2)(A)(ix) above)	$

(g)	Items (v) minus Item (vi), equals Total Net Funded Senior Secured Debt	$

13.2 EBITDA of the Borrower and its Subsidiaries for the four fiscal quarters ending as of the Report Date, from Item (2)(B)(xii) above	$

(7)  See definition of “Senior Secured Debt” and “Debt” in § 1.1 of the Agreement.  Attach a schedule for each Special Subsidiary showing the applicable Appropriate Percentage and calculation of Senior Secured Debt for each.

14.                               Minimum Interest Coverage Ratio(8).  Commencing on December 31, 2015 and for each fiscal quarter thereafter, the Interest Coverage Ratio, as calculated below, as of the last day of each fiscal quarter for the four fiscal quarters of the Borrower ended on the Report Date is            to 1.00, which is not less 2.25 to 1.00

14.1 The numerator of the Interest Coverage Ratio is EBITDA of the Borrower and its Subsidiaries from Item (2)(B)(xii) above	$

14.2                      The denominator of the Interest Coverage Ratio is Consolidated Cash Interest Expense of the Borrower and its Subsidiaries plus, without duplication, the Appropriate Percentage of each Special Subsidiary’s Consolidated Cash Interest Expense(9)

$

15.                               Minimum Liquidity(10).  Liquidity, as calculated below, as of the last day of the most recent fiscal quarter is                                           , which amount shall not be less than $450,000. Liquidity shall equal the liquid assets of the Borrower’s and its Subsidiaries’ (excluding Special Subsidiaries) plus, without duplication, the Appropriate Percentage of each Special Subsidiary’s liquid assets, and shall be computed as follows:

(a)	unrestricted cash and cash equivalents	$

(b)	Permitted Investments	$

(c)	withdrawable funds from brokerage accounts	$

(d)	unused availability under the Permitted Receivables Financing	$

(8)  See § 8.2.12 and the definition of “Interest Coverage Ratio” in § 1.1 of the Agreement.

(9)  See definition of “Consolidated Cash Interest Expense” in § 1.1 of the Agreement.  Attach a detailed schedule hereto showing the calculation of Consolidated Cash Interest Expense for the Borrower and its Subsidiaries and showing the applicable Appropriate Percentage and calculation of Consolidated Cash Interest Expense for each Special Subsidiary.

(10)  See § 8.2.21 of the Agreement.

(e)	Availability	$

(f)	sum of Items (i) through (v) equals Liquidity	$

16.                               Permitted Acquisitions(11).

a.                                      [INSERT FOR REPORTING DATES DURING THE PERIOD COMMENCING ON THE FIRST AMENDMENT EFFECTIVE DATE UNTIL THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

16.1                        After giving effect to each Permitted Acquisition during the period ending as of the Report Date, the sum of cash on hand equals $                                  , and the amount of Availability equals $                            , the sum of which is at least the required amount of $500,000, as set forth in Section 8.2.3(3)(vi) of the Agreement.

16.2                        On a pro forma basis immediately prior to and after giving effect to each Permitted Acquisition during the period ending as of the Report Date (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition as if such liabilities were incurred as of the first day of the applicable period of determination and including in such computation EBITDA of such acquired Person or business as of the first day of the period of determination) (i) the Senior Secured Leverage Ratio is        to 1.00, which does not exceed the permitted ratio of        to 1.00 (insert permitted ratio from Item (3) above), and (ii)  the Interest Coverage Ratio is        to 1.00, which is not less than the permitted ratio of        to 1.00 (insert permitted ratio from Item (4) above), and (iii) EBITDA is $                          , which is not less than the permitted amount of $                             (insert permitted amount from Item (5) above).

16.3                        [INSERT AS APPLICABLE: Since the consideration paid by the Loan Parties for the                            Permitted Acquisition exceeded $50,000, the Borrower has previously delivered (i) to each Administrative Agent and each Lender, a compliance certificate demonstrating such pro-forma compliance as set forth in Item (B) above (such certificate in form and substance reasonably acceptable to each Administrative Agent) prior to consummating such Permitted Acquisition as

(11)  See § 8.2.3 of the Agreement.

required pursuant to Section 8.2.3(3)(iv) of the Agreement, and (ii) to each Administrative Agent, all deliveries required pursuant to Section 8.2.3(3)(v) of the Agreement at least five (5) Business Days prior to the consummating such Permitted Acquisition.]

16.4                        The aggregate consideration paid by the Loan Parties for all Permitted Acquisitions during the period ending as of the Report Date (each Permitted Acquisition being listed on the attached schedule, showing the name and nature of the acquired Person or business, amount of the consideration paid, the Person making acquiring such Person or business, and the other Person(s) party to the Permitted Acquisition), plus all Investments in Permitted Joint Ventures during such period, total $                            , which amount does not exceed the following applicable amount, as set forth in Section 8.2.3(3)(iii) of the Agreement:

[INSERT AS APPLICABLE:]

$200,000

[OR]

$                          , which amount is the sum of $200,000plus $                       which was used to fund such Permitted Acquisitions and Investments in such Permitted Joint Ventures, and which amount is the lesser of (1) $                        , the amount of net proceeds from any sale of assets permitted in Section 8.2.4(v) of the Agreement during such period, or (2) $300,000.

b.                                      [INSERT FOR REPORTING DATES AFTER THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

16.1                        After giving effect to each Permitted Acquisition during the period ending as of the Report Date, the sum of cash on hand equals $                                  , and the amount of Availability equals $                            , the sum of which is at least the required amount of $500,000, as set forth in Section 8.2.3(3)(vi) of the Agreement.

16.2                        On a pro forma basis immediately prior to and after giving effect to each Permitted Acquisition during the period ending as of the Report Date (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition as if such liabilities were incurred as of the first day of the applicable period of determination and including in such computation EBITDA of such acquired Person or business as of the first day of the period of determination) (i) the Senior Secured Leverage Ratio is        to 1.00,

which does not exceed the permitted ratio of        to 1.00 (insert permitted ratio from Item (3) above), and (ii)  the Interest Coverage Ratio is        to 1.00, which is not less than the permitted ratio of        to 1.00 (insert permitted ratio from Item (4) above), and (iii) EBITDA is $                          , which is not less than the permitted amount of $                             (insert permitted amount from Item (5) above), and (iv) the Leverage Ratio is        to 1.00, which does not exceed the permitted ratio of        to 1.00 (insert permitted ratio from Item (2) above).

16.3                        [INSERT AS APPLICABLE: Since the consideration paid by the Loan Parties for the                            Permitted Acquisition exceeded $50,000, the Borrower has previously delivered (i) to each Administrative Agent and each Lender, a compliance certificate demonstrating such pro-forma compliance as set forth in Item (B) above (such certificate in form and substance reasonably acceptable to each Administrative Agent) prior to consummating such Permitted Acquisition as required pursuant to Section 8.2.3(3)(iv) of the Agreement, and (ii) to each Administrative Agent, all deliveries required pursuant to Section 8.2.3(3)(v) of the Agreement at least five (5) Business Days prior to the consummating such Permitted Acquisition.]

17.                               Investments in Permitted Joint Ventures(12).

a.                                      [INSERT FOR REPORTING DATES DURING THE PERIOD COMMENCING ON THE FIRST AMENDMENT EFFECTIVE DATE UNTIL THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

17.1                        After giving effect to each Investment in a Permitted Joint Venture during the period ending as of the Report Date, the sum of cash on hand equals $                                  , and the amount of Availability equals $                            , the sum of which is at least the required amount of $500,000, as set forth in Section 8.2.6(1)(G) of the Agreement.

17.2                        On a pro forma basis after giving effect to each Investment in a Permitted Joint Venture during the period ending as of the Report Date (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Investment as if such liabilities were incurred as of the first day of the applicable period of determination and, if the Permitted Joint Venture in which

(12)  See § 8.2.6 of the Agreement.

the Investment is made is a Special Subsidiary, then including in such computation the Appropriate Percentage of EBITDA of such Special Subsidiary as of the first day of the period of determination (with EBITDA of such Special Subsidiary based upon financial statements reasonably acceptable to each Administrative Agent)) (i) the Senior Secured Leverage Ratio is        to 1.00, which does not exceed the permitted ratio of        to 1.00 (insert permitted ratio from Item (3) above), and (ii)  the Interest Coverage Ratio is        to 1.00, which is not less than the permitted ratio of        to 1.00 (insert permitted ratio from Item (4) above), and (iii) EBITDA is $                          , which is not less than the permitted amount of $                             (insert permitted amount from Item (5) above).

17.3                        [INSERT AS APPLICABLE: Since the Investment in the                          Permitted Joint Venture exceeded $50,000,000, the Borrower has previously delivered (i) to each Administrative Agent and each Lender, a compliance certificate demonstrating such pro-forma compliance as set forth in Item (B) above (such certificate in form and substance reasonably acceptable to each Administrative Agent) prior to making such Investment as required pursuant to Section 8.2.6(1)(F) of the Agreement, and (ii)  to each Administrative Agent, all deliveries required pursuant to Section 8.2.6(1)(E) of the Agreement at least five (5) Business Days prior to the making of such Investment.]

17.4                        The aggregate consideration paid by the Loan Parties for all Investments in Permitted Joint Ventures during the period ending as of the Report Date (each such Investment being listed on the attached schedule, showing the name and nature of the Permitted Joint Venture, amount of the Investment, the Person making such Investment, and the other Person(s) party to the Permitted Joint Venture), plus all Permitted Acquisitions during such period, total $                            , which amount does not exceed the following applicable amount, as set forth in Section 8.2.6(1)(D) of the Agreement:

[INSERT AS APPLICABLE:]

$200,000

[OR]

$                          , which amount is the sum of $200,000plus $                       which was used to fund Investments in such Permitted Joint Ventures and Permitted Acquisitions, and which amount is the lesser of (1) $                              , the amount of net proceeds from any sale of assets permitted in Section 8.2.4(v) of the Agreement during such period, or (2) $300,000).

b.                                      [INSERT FOR REPORTING DATES AFTER THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

17.1                        After giving effect to each Investment in a Permitted Joint Venture during the period ending as of the Report Date, the sum of cash on hand equals $                                  , and the amount of Availability equals $                            , the sum of which is at least the required amount of $500,000, as set forth in Section 8.2.6(1)(G) of the Agreement.

17.2                        On a pro forma basis after giving effect to each Investment in a Permitted Joint Venture during the period ending as of the Report Date (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Investment as if such liabilities were incurred as of the first day of the applicable period of determination and, if the Permitted Joint Venture in which the Investment is made is a Special Subsidiary, then including in such computation the Appropriate Percentage of EBITDA of such Special Subsidiary as of the first day of the period of determination (with EBITDA of such Special Subsidiary based upon financial statements reasonably acceptable to each Administrative Agent)) (i) the Senior Secured Leverage Ratio is        to 1.00, which does not exceed the permitted ratio of        to 1.00 (insert permitted ratio from Item (3) above), and (ii)  the Interest Coverage Ratio is        to 1.00, which is not less than the permitted ratio of        to 1.00 (insert permitted ratio from Item (4) above), (iii) EBITDA is $                          , which is not less than the permitted amount of $                             (insert permitted amount from Item (5) above), and (iv) the Leverage Ratio is        to 1.00, which does not exceed the permitted ratio of        to 1.00 (insert permitted ratio from Item (2) above).

17.3                        [INSERT AS APPLICABLE: Since the Investment in the                          Permitted Joint Venture exceeded $50,000,000, the Borrower has previously delivered (i) to each Administrative Agent and each Lender, a compliance certificate demonstrating such pro-forma compliance as set forth in Item (B) above (such certificate in form and substance reasonably acceptable to each Administrative Agent) prior to making such Investment as required pursuant to Section 8.2.6(1)(F) of the Agreement, and (ii)  to each Administrative Agent, all deliveries required pursuant to Section 8.2.6(1)(E) of the Agreement at least five (5) Business Days prior to the making of such Investment.]

18.                               Limitation on Other Investments(13).

a.                                      [INSERT FOR REPORTING DATES DURING THE PERIOD COMMENCING ON THE FIRST AMENDMENT EFFECTIVE DATE UNTIL THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

18.1                        The aggregate amount of Investments in connection with or related to the operations of the Borrower and its Subsidiaries, other than Investments permitted by items (i) through (vii), and (ix) through (xvi) of Section 8.2.14 of the Agreement, as of the Report Date is $                    , which does not exceed the permitted amount of $80,000 in any fiscal year of the Borrower, as set forth in item (viii) of Section 8.2.14 of the Agreement.

18.2                        The aggregate amount of Investments by the Borrower and the Guarantors in Foreign Subsidiaries is $                              , which amount, when combined with the aggregate amount of Indebtedness permitted pursuant to Section 8.2.1(xviii) of the Agreement (as set forth in Item (10)(B) hereof), does not exceed the permitted amount of $50,000 0 at any time, as set forth in item (xxi) of Section 8.2.14 of the Agreement.

b.                                      [INSERT FOR REPORTING DATES AFTER THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

18.1                        The aggregate amount of Investments in connection with or related to the operations of the Borrower and its Subsidiaries, other than Investments permitted by items (i) through (vii), and (ix) through (xvi) of Section 8.2.14 of the Agreement, as of the Report Date is $                    , which does not exceed the permitted amount of $150,000 in any fiscal year of the Borrower (or, if greater, $                        , which amount equals 1.5% of total assets in the aggregate in such fiscal year), as set forth in item (viii) of Section 8.2.14 of the Agreement.

18.2                        The aggregate amount of Investments by the Borrower and the Guarantors in Foreign Subsidiaries is $                              , which amount, when combined with the aggregate amount of Indebtedness permitted pursuant to Section 8.2.1(xviii) of the Agreement (as set forth in Item (10)(B) hereof), does not exceed the permitted

(13)  See § 8.2.14 of the Agreement.

amount of $75,000 at any time, as set forth in item (xxi) of Section 8.2.14 of the Agreement:

19.                               Limitations on Indebtedness(14).

1.                                      [INSERT FOR REPORTING DATES DURING THE PERIOD COMMENCING ON THE FIRST AMENDMENT EFFECTIVE DATE UNTIL THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

19.1                        As of the Report Date, the aggregate amount of Indebtedness incurred by the Borrower and its Subsidiaries in respect of capital leases and secured by Purchase Money Security Interests totals $                    , which amount does not exceed the permitted amount, at any time outstanding, of $125,000, as set forth in item (x) of Section 8.2.1 of the Agreement.

19.2                        As of the Report Date, the aggregate amount of Indebtedness of Non-Guarantor Subsidiaries is $                          , which amount, when combined with the aggregate amount of Investments permitted under Section 8.2.14(xxi) of the Agreement (as set forth in Item (9)(B) hereof), does not exceed the permitted amount of $50,000 at any one time, as set forth in item (xviii) of Section 8.2.1 of the Agreement.

2.                                      [INSERT AFTER COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER 2014:]

(A)                               As of the Report Date, the aggregate amount of Indebtedness incurred by the Borrower and its Subsidiaries in respect of capital leases and secured by Purchase Money Security Interests totals $                    , which amount does not exceed the permitted amount, at any time outstanding, of $250,000, as set forth in item (x) of Section 8.2.1 of the Agreement.

(B)                               As of the Report Date, the aggregate amount of Indebtedness of Non-Guarantor Subsidiaries is $                          , which amount, when combined with the aggregate amount of Investments permitted under Section 8.2.14(xxi) of the Agreement (as set forth in Item (9)(B) hereof), does not exceed the permitted amount of $75,000 at any one time, as set forth in item (xviii) of Section 8.2.1 of the Agreement.

(14)  See § 8.2.1 of the Agreement.

20.                               Permitted Dispositions, Etc.(15).

1.                                      [INSERT FOR REPORTING DATES DURING THE PERIOD COMMENCING ON THE FIRST AMENDMENT EFFECTIVE DATE UNTIL THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

20.1                        The total consideration received in connection with the sale, transfer and/or lease of assets during the period ending as of the Report Date was entirely paid in cash in the amount of $                                  , which amount plus all consideration received for all sales, transfers and/or leases of assets in the aggregate for all periods prior to the period ending as of the Report Date total $                            , which total amount is not greater than $1,000,000, as set forth in Section 8.2.4(v) of the Agreement.

20.2                        On a pro forma basis immediately prior to and after giving effect to each sale, transfer and/or lease of assets during the period ending as of the Report Date (i) the Senior Secured Leverage Ratio is        to 1.00, which does not exceed the permitted ratio of        to 1.00 (insert permitted ratio from Item (3) above), and (ii)  the Interest Coverage Ratio is        to 1.00, which is not less than the permitted ratio of        to 1.00 (insert permitted ratio from Item (4) above), and (iii) EBITDA is $                          , which is not less than the permitted amount of $                             (insert permitted amount from Item (5) above).

20.3                        [INSERT AS APPLICABLE: Since the consideration received by the Loan Parties for the                            sale, transfer and/or lease of assets transaction exceeded $50,000, the Borrower has previously delivered to each Administrative Agent, a compliance certificate demonstrating such pro-forma compliance as set forth in Item (B) above (such certificate in form and substance reasonably acceptable to each Administrative Agent) prior to consummating such sale, transfer and/or lease of assets as required pursuant to Section 8.2.4(v) of the Agreement.  Since the Net Cash Proceeds received by the Loan Parties for the                            sale, transfer and/or lease of assets transaction were $                            , which amount exceeds $500,000, the Borrower has previously applied such excess Net Cash Proceeds as a mandatory prepayment of Loans and reductions of the Revolving Credit Commitments as required pursuant to Section 8.2.4(v) of the Agreement.]

(15)  See § 8.2.4 of the Agreement.

2.                                      [INSERT FOR REPORTING DATES AFTER THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

20.1                        The total consideration received in connection with the sale, transfer and/or lease of assets during the period ending as of the Report Date was entirely paid in cash in the amount of $                                  , which amount plus all consideration received for all sales, transfers and/or leases of assets in the aggregate for all periods prior to the period ending as of the Report Date total $                            , which total amount is not greater than $1,000,000, as set forth in Section 8.2.4(v) of the Agreement.

20.2                        On a pro forma basis immediately prior to and after giving effect to each sale, transfer and/or lease of assets during the period ending as of the Report Date (i) the Senior Secured Leverage Ratio is        to 1.00, which does not exceed the permitted ratio of        to 1.00 (insert permitted ratio from Item (3) above), and (ii)  the Interest Coverage Ratio is        to 1.00, which is not less than the permitted ratio of        to 1.00 (insert permitted ratio from Item (4) above), and (iii) EBITDA is $                          , which is not less than the permitted amount of $                             (insert permitted amount from Item (5) above), and (iv) the Leverage Ratio is        to 1.00, which does not exceed the permitted ratio of        to 1.00 (insert permitted ratio from Item (2) above).

20.3                        [INSERT AS APPLICABLE: Since the consideration received by the Loan Parties for the                            sale, transfer and/or lease of assets transaction exceeded $50,000, the Borrower has previously delivered to each Administrative Agent (i) a compliance certificate demonstrating such pro-forma compliance as set forth in Item (B) above (such certificate in form and substance reasonably acceptable to each Administrative Agent) prior to consummating such sale, transfer and/or lease of assets as required pursuant to Section 8.2.4(v) of the Agreement, and (ii) a Replacement Sales Certificate required pursuant to Section 8.2.4(iii) of the Agreement.]

21.                               Restricted Payments.(16)

a.                                      [INSERT AS APPLICABLE FOR REPORTING DATES DURING THE PERIOD COMMENCING ON THE FIRST AMENDMENT EFFECTIVE DATE

(16)   See § 8.2.9 of the Agreement

UNTIL THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

21.1                        The Borrower paid cash dividends on its common stock during the fiscal year ending as of the Report Date in the total amount of $                              , which amount is not in not greater than $30,000, as permitted by Section 8.2.9(i) of the Agreement.

21.2                        On the date of declaration thereof and after giving effect to all such cash dividends declared by the Borrower during the fiscal year ending as of the Report Date (i) the Senior Secured Leverage Ratio is          to 1.00, which ratio is 0.25 to 1.00 less than the permitted ratio of        to 1.00 (insert permitted ratio from Item (3) above), and (ii) and commencing December 31, 2015, the Interest Coverage Ratio is          to 1.00, which ratio is 0.25 to 1.00 greater than the permitted ratio of        to 1.00 (insert permitted ratio from Item (4) above.

2.                                      [INSERT AS APPLICABLE FOR REPORTING DATES AFTER THE COMPLIANCE CERTIFICATE DELIVERY DATE (THIRD QUARTER, 2014):]

21.1                        The Borrower purchased, redeemed, retired and/or otherwise acquired                        [DESCIRBE NUMBER AND CLASSES OF CAPITAL STOCK] of the Borrower, as permitted by Section 8.2.9(ii) of the Agreement.

21.2                        On the date of thereof and after giving effect to all such purchases, redemptions, retirement and/or other acquisitions of such capital stock of the Borrower during the fiscal year ending as of the Report Date (i) ) the Leverage Ratio is          to 1.00, which ratio is 0.25 to 1.00 less than the permitted ratio of        to 1.00 (insert permitted ratio from Item (2) above), (ii)  the Senior Secured Leverage Ratio is         to 1.00, which ratio is 0.25 to 1.00 less than the permitted ratio of        to 1.00 (insert permitted ratio from Item (3) above), and (iii)  the Interest Coverage Ratio is          to 1.00, which ratio is 0.25 to 1.00 greater than the permitted ratio of        to 1.00 (insert permitted ratio from Item (4) above.

22.                               Covenants, Conditions, Representations, Warranties, Event of Default or Potential Default.  As of the date hereof, the Loan Parties have performed and complied with all covenants and conditions of the Agreement; all of the representations and warranties of the Borrower contained in Section 6 of the Agreement and in the other Loan Documents are true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); and no Event of Default or Potential Default exists and is continuing.

23.                               Subsidiary Listing.  Attached hereto is a list of each Significant Subsidiary, each Excluded Subsidiary, each Bonding Subsidiary, each Securitization Subsidiary, each Inactive Subsidiary, each Subsidiary of Arch Western, and each Special Subsidiary, other than those set forth on Schedule 6.1.2 of the Agreement.

24.                               Significant Subsidiary Joined the Loan Documents.  Each Significant Subsidiary has joined the Loan Documents in accordance with the requirements of Section 11.15 of the Agreement.

[INSERT AS APPLICABLE:

25.                               Schedule 6.1.2 Updates.  Attached hereto is an update to Schedule 6.1.2 of the Agreement to indicate the acquisitions, dispositions and transfers of owned and leased real property of each Loan Party and each Subsidiary of a Loan Party which acquisitions, dispositions and transfers were permitted by the Agreement.]

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO QUARTERLY COMPLIANCE CERTIFICATE]

IN WITNESS WHEREOF, the undersigned has executed this Certificate this            day of                         , 201    .

ARCH COAL, INC.

By:

Name:
	Title:	[Chief Executive Officer/ President/Treasurer/Chief Financial Officer]